AMF BOWLING, INC.
                            1998 STOCK INCENTIVE PLAN



SECTION 1.        Purpose; Definitions


         The purpose of the Plan is to give the Company and its Affiliates (as defined below) a competitive advantage in attracting, retaining and motivating employees, and to provide the Company and its subsidiaries with a stock plan providing incentives linked to the financial results of the Company and increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:


         (a) "Affiliate" of a Person means a Person controlled by, controlling or under common control with such Person.

         (b) "Award" means a Stock Appreciation Right, Stock Option or Restricted Stock.

         (c) "Award Agreement" means a Restricted Stock Agreement or Option Agreement. An Award Agreement may consist of provisions of an employment agreement.

         (d)      "Board" means the Board of Directors of the Company.

         (e) "Change in Control" shall mean (1) the acquisition by a Person or a group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of a majority of the outstanding voting stock of the Company (but not including any acquisition by GSCP or its Affiliates), or (2) the sale of or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or group (as defined above). For all purposes of the Plan, the sale of one of the Company's two main businesses (i.e., (x) bowling products and related activities and (y) operation of bowling centers) is not a Change of Control.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (g) "Commission" means the Securities and Exchange Commission or any successor agency.

         (h) "Committee" means the Compensation Committee of the Board, provided that, if any member of the Compensation Committee does not or would not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3, the Board shall designate the remaining members of the Compensation Committee (but not less than two members) as a subcommittee of the Compensation Committee to act as the Committee for purposes of the Plan.

         (i) "Common Stock" means common stock, par value $0.01 per share, of the Company.

         (j)      "Company" means AMF Bowling, Inc., a Delaware corporation.

         (k) "Disability" means, as to an Incentive Stock Option, a disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, "Disability" shall mean permanent and total disability as determined under procedures established by the Committee for purposes of the Plan, unless otherwise defined in an applicable Restricted Stock Agreement or Option Agreement.

         (l) "Employment" means, unless otherwise defined in an applicable Restricted Stock Agreement or Option Agreement, employment with the Company or any of its Affiliates.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (n) "Fair Market Value" of the Common Stock means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or, if not so listed, on NASDAQ. If such sales prices are not so available, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

         (o)      "GSCP" means, collectively,  GS Capital Partners II, L.P., The
                  Goldman  Sachs  Group  and  certain  other   partnerships  and
                  entities, as defined in the Stockholders Agreement.

         (p) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

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         (q)      "Mature  Shares"  means  shares of Common  Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (1) has held for at least six months, or (2) has purchased on the open market.

         (r) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (s)      "Option  Agreement" means an agreement setting forth the terms
                  and   conditions   of  an  Award  of  Stock  Options  and,  if
                  applicable, Stock Appreciation Rights.

         (t)      "Participant"   means  any  employee  of  the  Company  or  an
                  Affiliate who receives an Award under the Plan.

         (u) "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

         (v) "Plan" means the AMF Bowling, Inc. 1998 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

         (w)      "Restricted Stock" means an award granted under Section 7.

         (x) "Restricted Stock Agreement" means an agreement setting forth the terms and conditions of an Award of Restricted Stock.

         (y)      "Rule  16b-3"  means  Rule  16b-3,   as   promulgated  by  the
                  Commission under Section 16 of the Exchange Act, as amended from time to time.

         (z) "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

         (aa)     "Stock Appreciation Right" means a right granted under Section
                  6.

         (bb)     "Stock Option" means an option granted under Section 5.

         (cc) "Stockholders Agreement" means the Stockholders Agreement, dated as of April 30, 1996, among the Company and certain of its stockholders, as amended from time to time.

         (dd) "Taxable Year" means the fiscal year period used by the Company for reporting taxes or income under the Code.

Certain other terms are defined elsewhere in this Plan.


SECTION 2.        Administration

         (a) The Plan shall be administered by the Committee. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

                      (i) select, pursuant to Section 4, the employees to whom Awards may from time to time be granted;

                      (ii) determine  whether and to what extent Incentive Stock
                           Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

                      (iii)determine  the time or times  when an Award  shall be granted, and the number of shares of Common Stock to be covered by each Award granted hereunder;

                      (iv) determine  the  terms  and  conditions  of any  Award granted hereunder (including, but not limited to, the option price, any vesting conditions, restrictions or limitations (which may be related to the performance of the Participant, the Company or any of its Affiliates)) and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

                      (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

                      (vi) determine to what extent and under what circumstances
                           Common Stock and other amounts payable with respect to an Award shall be deferred;

                      (vii)determine  under what  circumstances  an Award may be settled in cash or Common Stock under Section 5(k);

                     (viii) adopt, alter and repeal such administrative  rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

                      (ix) interpret  the terms and  provisions  of the Plan and any Award issued under the Plan (and any agreement relating thereto);

                      (x) determine any additional requirements, conditions, restrictions or limitations relating to Awards that the Committee deems appropriate; and

                      (xi) otherwise supervise the administration of the Plan.

         (b) The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the authorities described in subparagraphs (i) through (iv) of paragraph (a) above, except to the extent that such a delegation would prevent compliance with Rule 16b-3, Section 162(m) or any other section of the Code, or other applicable law or regulation. Actions taken by the Chief Executive Officer pursuant to such a delegation of authority shall be subject to ratification by the Committee.

         (c) The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of the Plan or an Award (or related Award Agreement) granted hereunder shall be determined by the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to the Plan, any Award or Award Agreement shall be made in the sole discretion of the Committee and, with respect to an Award, at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.        Common Stock Subject to Plan

         (a) The total number of shares of Common Stock reserved and available for grant under the Plan shall be two million (2,000,000). Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. Shares of Common Stock that have not been issued under the AMF Bowling, Inc. 1996 Stock Incentive Plan (the "1996 Plan"), and shares which are subject to awards under the 1996 Plan that expire or otherwise terminate, may be allocated to Awards under this Plan. No more than two hundred thousand (200,000) shares may be allocated to the Awards that are granted to any Participant during any single Taxable Year.

         (b) If any shares of Restricted Stock are forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) expires or otherwise terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, the shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

          (c) In the event of any merger, reorganization, consolidation, recapitalization, spinoff, stock dividend, stock split, reverse stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, the Committee or Board may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and Exercise Price (as defined in Section 5) of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be fair and appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Any such adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option. Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

SECTION 4.        Eligibility

         Employees of the Company and its Affiliates who the Committee determines to have directly affected, or who are expected to directly affect, the management, growth and profitability of the Company and its Affiliates shall be eligible to be granted Awards under the Plan. The Committee shall have the power and complete discretion to select eligible employees to receive Awards and to determine for each eligible employee the nature of the Award and the terms and conditions of the Award, unless delegated to the Chief Executive Officer of the Company pursuant to Section 2(b).

SECTION 5.        Stock Options

         (a) The Committee shall have the authority to grant any eligible employee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option is not designated as an Incentive Stock Option, or even if so designated it does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         (b) Stock Options shall be evidenced by Option Agreements, which shall include such terms and provisions as the Committee may determine from time to time. An Option Agreement shall expressly indicate whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee to receive the grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such employee and specifies the terms and provisions of the Stock Option, or on such other date as the Committee may determine. The Company shall notify a Participant of any grant of a Stock Option, and a written Option Agreement shall be duly executed and delivered by the Company to the Participant. Such agreement shall become effective upon execution by the Company and the Participant.

         (c) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

         (d) Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

                      (i) Exercise Price. The price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement (the "Exercise Price"). The Exercise Price for Common Stock covered under a Nonqualified Stock Option shall in no event be less than 90% of the Fair Market Value of such Common Stock on the date of grant. The Exercise Price for Common Stock covered under an Incentive Stock Option shall in no event be less than 100% of the Fair Market Value of such Common Stock on the date of grant (or 110% of Fair Market Value in the case of a grant to a 10% shareholder (as defined in Section 422 of the Code)).

                      (ii) Option  Term.  The term of each Stock Option shall be fixed by the Committee. Absent any such term being fixed by the Committee, pursuant to an Option Agreement or otherwise, such term shall be ten years. Notwithstanding the foregoing, the term for an Incentive Stock Option shall be no longer than ten years (or five years in the case of a grant to a 10% shareholder (as defined in Section 422 of the Code)).

                      (iii)Exercisability.  Except as otherwise provided herein,
                           Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                      (iv) Method of Exercise. Subject to the provisions of this
                           Section 5, vested Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

         (e) Notice of exercise of a vested Stock Option shall be accompanied by payment in full of the Exercise Price by certified or bank check or such other instrument as the Company may accept. If authorized under the Participant's Option Agreement or if otherwise approved by the Committee, payment in full or in part may also be made in the form of Mature Shares already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised). In the case of an Incentive Stock Option the right to make a payment in the form of already owned Mature Shares of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

         (f) If authorized under the Participant's Award Agreement or if otherwise approved by the Committee, payment for any shares subject to a Stock Option may also be made by (i) delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price, and the amount of any federal, state, local or foreign withholding taxes, or (ii) instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of such Stock Option. The Company may enter into agreements for coordinated procedures with one or more brokerage firms to facilitate the method of exercise described in clause (i) above.

         (g) No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in the Stockholders Agreement or the applicable Option Agreement, subject to a Participant's compliance with Section 12(a) hereof, a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representations referred to in Section 12(c).

         (h) Stock Options shall not be transferable by Participants  other than
(i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Employee Retirement Income Security Act of 1974, as amended). All Stock Options shall be exercisable, subject to the terms of the Plan, during the Participant's lifetime only by the Participant or by the legal representative of the Participant or, in the case of a Nonqualified Stock Option, the Participant's alternate payee pursuant to a qualified domestic relations order. The term "Participant" includes the estate of the Participant or the legal representative of the Participant named in the Option Agreement and any person to whom a Stock Option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, the alternate payee under a qualified domestic relations order; provided, however, that references herein to Employment of a Participant or termination of Employment of a Participant shall continue to refer to the Employment or termination of Employment of the applicable grantee of an Award hereunder. Notwithstanding the foregoing, the Committee may in its discretion grant Nonqualified Stock Options that are transferable by a Participant under circumstances in addition to those specified above.

         (i) Unless otherwise specified in the Participant's Option Agreement, the Participant shall, upon the Participant's death or when the Participant's Employment is terminated for any reason:

                  (i) forfeit all Stock Options that have not previously vested;

                  (ii) have three months to exercise the Participant's vested Stock Options that are vested on the date of the Participant's termination of Employment if such termination is for any reason other than the Participant's death; and

                  (iii) have one year to exercise the Participant's vested Stock Options that are vested on the date of death if the Participant's termination of Employment is due to the Participant's death.

Any vested Stock Options not exercised within the permissible period of time shall be forfeited by the Participant.

         (j) Notwithstanding any provisions of Section 5(i) to the contrary, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                  (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years from the date of grant, (y) three months following the date of the Participant's retirement or termination of Employment for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of Employment on account of Disability or death.

                  (ii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose, at the time the Incentive Stock Option is granted, such conditions on the Incentive Stock Option as it deems appropriate to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Stock Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

         (k) On receipt of written notice of exercise, the Committee may in its discretion elect to cash out all or any portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cashout.

SECTION 6.        Stock Appreciation Rights

         (a) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Option Agreement for the related Stock Option or an amendment thereto.

          (b) A Stock Appreciation Right may be exercised by a Participant in accordance with Section 6(c) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(c). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (c) Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                      (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this
                           Section 6; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by a Participant who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period;

                      (ii) upon the exercise of a Stock  Appreciation  Right,  a
                           Participant shall be entitled to receive an amount equal to the product of (x) the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the related Stock Option times (y) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment;

                      (iii)Stock Appreciation  Rights shall be transferable only with the  related  Stock  Option in  accordance  with
                           Section 5(h); and

                      (iv) upon the exercise of a Stock Appreciation  Right, the
                           Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise.

SECTION 7.        Restricted Stock

         The Committee shall determine the employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any employee, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards (including provisions
(i) relating to placing legends on certificates representing shares of Restricted Stock, (ii) permitting the Company to require that shares of Restricted Stock be held in custody by the Company with a stock power from the owner thereof until restrictions lapse and (iii) relating to any rights to purchase the Restricted Stock on the part of the Company and its Affiliates), in addition to those contained in the Stockholders Agreement. The terms and conditions of Restricted Stock Awards shall be set forth in a Restricted Stock Agreement, which shall include such terms and provisions as the Committee may determine from time to time. Except as provided in this Section 7, the Restricted Stock Agreement, the Stockholders Agreement and any other relevant agreements, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including, if applicable, the right to vote the shares and the right to receive any cash dividends or distributions (but, subject to the third paragraph of Section 3, not the right to receive non-cash dividends or distributions). If so determined by the Committee in the applicable Restricted Stock Agreement, cash dividends and distributions on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting conditions applicable only to dividends and distributions. Each Participant shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, applicable withholding taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth above shall be issued to such Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding taxes, if the grant so provides, the Participant may elect to (i) deliver Mature Shares or (ii) have the Company retain that number of shares of Common Stock that would satisfy all or a specified portion of the applicable withholding taxes.

SECTION 8.        Tax Offset Bonuses

         At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay applicable payroll taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.

SECTION 9.        Change in Control Provisions

         Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in the applicable Award Agreement or the Stockholders Agreement, in the event of a Change in Control:

         (a) immediately prior to the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights outstanding as of such date, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; and

         (b) the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions, fully vested and transferable to the full extent of the not theretofore forfeited portion of the original grant.

SECTION 10.       Term, Amendment and Termination

         (a) The Plan will terminate ten (10) years after the effective date of the Plan. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

         (b) The Board may amend, alter, or discontinue the Plan, prospectively or retroactively as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 3(c)), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. No amendment, alteration or discontinuation of the Plan shall be made which would impair the rights of any Participant under an Award theretofore granted without the Participant's consent. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant thereunder without the Participant's consent. Notwithstanding the foregoing the Board may unilaterally amend the Plan and any Award with respect to a Participant as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and the regulations thereunder.

SECTION 11.       Unfunded Status of Plan

         It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

SECTION 12.       General Provisions

         (a) Stockholders Agreement. Unless the Committee determines otherwise, it shall be a condition to receiving any Award under the Plan that a Participant become a party to the Stockholders Agreement, and such Participant shall become a "Management Investor" thereunder.

         (b) Awards and Certificates. Shares of Restricted Stock and shares of Common Stock issuable upon the exercise of a Stock Option or Stock Appreciation Right (together, "Plan Shares") shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Plan Shares shall be registered in the name of such Participant and shall bear appropriate legends referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) of the AMF Bowling, Inc. 1998 Stock Incentive Plan and [a Restricted Stock Agreement] [an Option Agreement] between the issuer and the registered holder hereof. Copies of such Plan and Agreement are on file at the offices of AMF Bowling, Inc. [address]."

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold or otherwise disposed of except pursuant to an effective registration statement under said Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act and laws."

Such shares may bear other legends to the extent the Committee or the Board determines it to be necessary or appropriate, including any required by the Stockholders Agreement or pursuant to any applicable Restricted Stock Agreement or Option Agreement. If and when all restrictions expire without a prior forfeiture of the Plan Shares theretofore subject to such restrictions, new certificates for such shares shall be delivered to the Participant without the first legend listed above. The Committee may require that any certificates evidencing Plan Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Plan Shares.

         (c) Representations and Warranties. The Committee may require each person purchasing or receiving Plan Shares to (i) represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and (ii) make any other representations and warranties that the Committee deems appropriate.

         (d) Additional Compensation. Nothing contained in the Plan shall prevent the Company or any of its Affiliate thereof from adopting other or additional compensation arrangements for its employees.

         (e) No Right of Employment. Adoption of the Plan or grant of any Award shall not confer upon any employee any right to continued Employment, nor shall it interfere in any way with the right of the Company or any of its Affiliates thereof to terminate the Employment of any employee at any time.

         (f) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company or, if appropriate, any of its Affiliates, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

         (g) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

         (h) Pooling of Interests. Notwithstanding any other provision of this Plan, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant or grants would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such grant or grants Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

         (i) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

         (j) Compliance with Laws. If any law or any regulation of any commission or agency having jurisdiction shall require the Company or a Participant seeking to exercise Stock Options or Stock Appreciation Rights to take any action with respect to the Plan Shares to be issued upon the exercise of Stock Options or Stock Appreciation Rights then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the Plan Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Plan Shares with respect to which an exercise of a Stock Option or Stock Appreciation Right has been made, or to qualify any such Plan Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Stock Options or Stock Appreciation Rights may be exercised and no Plan Shares shall be issued to the exercising Participant until the required action has been completed; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, neither the Board nor the members of the Committee owes a fiduciary duty to any Participant in his or her capacity as such.

SECTION 13.       Effective Date of Plan

         The Plan shall be effective as of the date it is approved by the Board. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Award may be granted unless such Award is contingent on the occurrence of those events.